Exhibit 99.2

CNTY - 813: Scalable Production of Allo - Evasion TM 5.0 - Engineered iPSC Islets for Off - the - Shelf Cell Therapies G. Grant Welstead, PhD SVP, Head of Research

2 Disclosures Presenter G. Grant Welstead, PhD Relevant Financial Relationship • Employee, Century Therapeutics Presentation Information • This presentation describes preclinical research related to CNTY - 813, an investigational iPSC - derived islet cell therapy for T1D • The content is intended for scientific and educational discussion • No clinical recommendations will be made 2

Forward-looking statements

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our clinical development plans and timelines and the initial safety and efficacy profiles of CNTY-813 and statements regarding our preclinical development programs, including preclinical data, development plans and timelines, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our ability to progress CNTY-813 through clinical development; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials, which may not be predictive of final results or the results of later-stage clinical trials; our ability to obtain clearance of our future Investigational New Drug (IND) or Clinical Trial Application (CTA) submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, trade disputes and tariffs, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

CENTURY THERAPEUTICS 3

Islet cell transplantation provides potential for curative therapy in T1D

In T1D, islet cells are destroyed



Healthy islet cells produce insulin (green)



In T1D, islet cells are destroyed

Islet transplantation provides a potentially curative therapy for T1D

Insulin independence following pancreatic islet transplantation



Insulin Independent (%)
100
75
50
25
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time from first islet transplantation (years)
Number at risk (number censored)
255 (0) 79 (0) 60 (5) 54 (9) 45 (16) 39 (21) 33 (26) 27 (31) 24 (33) 22 (34) 19 (37) 15 (40) 13 (42) 10 (45) 9 (46) 5 (49) 3 (51) 3 (54) 0 (54) 0 (54) 0 (54)

Source: Marfil-Garza et al. 2022; Pancreatic islet transplantation in type 1 diabetes: 20-year experience from a single-centre cohort in Canada

Insulin independence achieved for one year in **~70%** of patients receiving allogenic cadaveric islet transplantation[1]

Supply and chronic immunosuppression limit the broader use of T1D cell therapies

CNTY-813: Century's islets with Allo-Evasion™ 5.0 are designed to address key challenges in T1D cell therapy

1. Approximately 1500 patients reported in https://www.citregistry.org/system/files/CITR%2012th%20Allograft%20Report_2025_Final.pdf

CENTURY THERAPEUTICS 4

CNTY-813 design integrates key capabilities for off-the-shelf T1D cell therapy

Differentiation platform

- Scalable iPSC-derived islet manufacturing
- Reproducible islet differentiation
- Clinical manufacturing process from GMP MCB

Functional islets

- Glucose-responsive insulin secretion
- In vivo glucose control in diabetic mice
- No safety events observed to date in preclinical models
  - i.e., tumor formation

ALLO-EVASION™ 5.0

- T cell protection
- NK cell protection
- Reduced humoral immune clearance

Scalable manufacturing, islet function, and immune-evasive engineering address key barriers for T1D cell replacement

CENTURY THERAPEUTICS 5

6 6 Stage 1 Stage 2 Stage 4 Stage 5 Stage 6 Stage 3 Generation of islets with a 29 - day defined process High purity and reproducible across batches iPSC Definitive Endoderm Primitive Gut Tube Pancreatic Progenitor II Endocrine β Cell Pancreatic Progenitor I Stage 1 Definitive Endoderm Stage 4 Pancreatic Progenitor II Stage 6 Islet Endocrine Stage 6 Beta Cell 97.3 (20) 98.2 (24) 95.9 (32) 60.2 (32) Mean (n) Consistent Differentiation Surpassed necessary purity at every stage >95% Endocrine 50 – 60% Beta Cells (Insulin Producing) • Dotted lines: Success criteria • N are independent batches. • Source: Company data on file

CNTY-813 islets contain defined, terminally differentiated endocrine cell populations

scRNAseq Cell Type Annotations



Exocrine/Ductal
FEV+ Islet Cells
β cells
δ cells
α cells

Population (30,151 total)	Frequency
β cells	66.3%
FEV+ Islet Cells	26.4%
α cells	5.5%
δ cells	0.8%
Exocrine/Ductal	1.0%

scRNAseq Cell Cycle Annotations



Diff. Stage: iPSC 1 2 3 4 5 6
Proportion of Cells
1.0
0.8
0.6
0.4
0.2
0.0
iPSC
Definitive Endoderm
Primitive Gut Tube
Pancreatic Progenitor I
Pancreatic Progenitor II
Immature Beta Cell
Mature Beta Cell
Mature Beta Cell (Allo 5.0)
Human Islet
Phase
G1
G2M
S

- CNTY-813 manufacturing achieves a defined islet endocrine composition, with beta cells as the predominant population
- Data is consistent with cell cycle exit on par with primary islets by end of manufacture (>98% G1 phase identity)

CNTY-813 data represents four combined end-of-process samples

Population Enriched Markers: β-cell: INS, NKX6.1; α-cell: GCG,ARX; δ-cell: SST; Exocrine/Ductal: KRT19; FEV+ Islet Cell: FEV+SLC18A1+

CENTURY THERAPEUTICS

7

8 CNTY - 813 islet cells demonstrate robust glucose - responsive function Nonclinical Potency Stimulation Index Total Insulin Content Glucose Stimulated Insulin Secretion iPSC- Islets Primary Islets 0 10000 20000 30000 40000 u I U I n s u l i n / 1 E 6 C e l l s 2mM Glucose 20mM Glucose ∆ GSIS i P S C - I s l e t s P r i m a r y I s l e t s 0 5 10 15 G l u c o s e S t i m u a l t i o n I n d e x ( 2 0 m M g l u c o s e / 2 m M g l u c o s e ) Glucose Stimulation Index Mean +/ - SD is shown in graphs Source: Company data on file

9 CNTY - 813 provided durable glycemic control for >11 months, with reversal after graft removal demonstrating clear pharmacological activity CNTY - 813 islets rapidly restored normoglycemia in STZ - induced diabetic mice Nonclinical Potency 0 20 40 60 80 100 120 0 100 200 300 400 500 600 Time (min) B l o o d G l u c o s e ( m g / d L ) Diabetic Control CNTY-813 (SRC) (5M) - 12 weeks CNTY-813 (SRC) (5M) - 49 weeks Glucose Control Non - Fasted Blood Glucose Glucose Tolerance Test Mean +/ - SD CNTY - 813 resected STZ = Streptozotocin | SRC = Sub renal capsule implantation, Gray shaded area = normal blood glucose range Source: Company data on file

CNTY-813 grafts maintain endocrine identity with no evidence of tumorigenesis in mouse models



Endocrine graft identity over time
2 weeks
4 weeks
8 weeks
24 weeks
INS+ (green)
CHGA+ (orange)
Merged (yellow)
Ki67+ (pink)
DAPI (blue)
200μm

INS: Insulin stain; CHGA: CHGA stain;
Ki67: Stain for human and mouse Ki67; DAPI: nuclear stain



Insulin+
Graft Area %INS+ Positive
0
10
20
30
40
50
Untreated Control
2
4
8
24
Post-Infusion Week
Ki67+
Graft Area %Ki67+ Positive
0.0
0.5
1.0
1.5
2.0
2.5
Untreated Control
2
4
8
24
Post-Infusion Week

- ✓ **Endocrine graft morphology maintained**
- ✓ **Stable Insulin and low Ki67 staining post engraftment**
- ✓ **No tumorigenesis observed in >140 mice** with >3-month follow up (>1B cells infused)
- ✓ **All CNTY-813 infused mice achieve normoglycemia**

Source: Company data on file

CENTURY THERAPEUTICS 10

CNTY-813 is engineered to evade T cell, NK cell, and humoral responses

ALLO-EVASION™ 5.0



IgG Cleavage
Reduces Fc binding and humoral activity
CD8+ T Cell
Fc
IDP
4
No HLA-I
Prevents recognition by CD8+ cells T cells
1
NK cell
b2M KO (HLA-I)
3
CD4+ T Cell
2
CIITA KO (HLA-II)
Pan NK Inhibitory ligand
No HLA-II
Prevents recognition by CD4+ cells T cells
CD300a TASR Ligand
Inhibits NK cell activation

Protection from

T cells	❶ Deletion of HLA-I ❷ Deletion of HLA-II
NK cells	❸ Insertion of CD300a TASR pan-NK inhibitory ligand[1, 2]
Humoral Immunity	❹ Insertion of cell-surface enzyme to degrade IgG antibodies[3]

1. https://www.centurytx.com/wp-content/uploads/ASH_Welstead_Universal-Protection-of-Allogenic-T-Cells-Final.pdf
2. https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal-Protection-of-Allogeneic-T-Cell
3. Peraro et al, Mol. Therapy 2021, 29(12), 3398-3409; https://pmc.ncbi.nlm.nih.gov/articles/PMC8636170

CENTURY THERAPEUTICS 11

12 CNTY - 813 demonstrated protection from multiple immune effector mechanisms Reduced NK Cell Activation NK - CELL Protection IgG Cleavage Protected from phagocytosis Rapid IgG Cleavage Reduced Antibody - Dependent Phagocytosis (ADCP) 01 02 03 Reduced NK Cell Cytotoxicity 0.25:1 0.5:1 1:1 2:1 10 20 30 40 E:T ratio C D 1 0 7 a + ( % ) WT DKO CTNY-813 NK Activation **** **** **** **** Donor 1 Donor 2 0 25 50 75 100 125 NK Cell Donor P e r c e n t S u r v i v a l ( % ) DKO CNTY-813 ✱✱✱ ✱✱✱ Significant reduction in intact IgG after 1 hour in cleavage assay Protection from ADCP achieved against an antibody targeting EpCAM CNTY - 813 did not activate or get cleared by NK cells CNTY - 813 degraded IgG antibodies in vitro CNTY - 813 protection from Ab - mediated phagocytosis *, p<0.05; **, p<0.01; ***, p<0.001; ****, p<0.0001 Source: Company data on file

13 Humanized Mouse Engrafted with Healthy Donor PBMCs Employing a humanized mouse model to study allogeneic graft rejection • Functional human T cells without GvHD (MHC DKO) – Supports longer study durations • Supports engraftment and survival of human NK cells (TgHu - IL15) • Testing of allo - rejection mediated by human T cells and NK cells ( huPBMCs ) NSG - MHC I/II DKO +/+ NSG - Tg (Hu - IL15) +/+ X No GvHD Human NK cell support Human immune - cell engraftment supports functional testing of allo - rejection in vivo

14 Allo - Evasion 5.0 maintained CNTY - 813 Glucose Stimulated Insulin Secretion and GTT performance in vivo1 Allo - EvasionTM 5.0 protected CNTY - 813 from rejection in a humanized mouse model Glucose Stimulation Index Glucose Tolerance Test (GTT) (11 weeks post - islet infusion) Reduced function with PBMC engraftment Maintained function with PBMC engraftment 0 7 14 21 28 35 42 49 0 5 10 15 Days Post Transplant G l u c o s e - S t i m u l a t e d I n s u l i n S e c r e t i o n I n d e x ( C - p e p t i d e i n d u c t i o n o v e r b a s e l i n e ) Unedited Islets + PBMCs Unedited Islets Allo - Rejection 0 7 14 21 28 35 42 49 0 5 10 15 Days Post Transplant G l u c o s e - S t i m u l a t e d I n s u l i n S e c r e t i o n I n d e x ( C - p e p t i d e i n d u c t i o n o v e r b a s e l i n e ) CNTY-813 Allo-Evasion 5.0 Islets + PBMCs CNTY-813 Allo-Evasion 5.0 Islets Mean ± SEM TM TM 0 30 60 90 120 0 200 400 600 Time (min.) B l o o d G l u c o s e ( m g / d L ) Unedited Islets + PBMCs Unedited Islets 0 30 60 90 120 0 200 400 600 Time (min.) B l o o d G l u c o s e ( m g / d L ) Allo-Evasion 5.0 Islets + PBMCs Allo-Evasion 5.0 Islets Mean ± SD TM TM Unedited Islets Allo - Evasion TM 5.0 Islets Unedited Islets Allo - Evasion TM 5.0 Islets 1. Humanized mouse model includes functional human T cells without GvHD (MHC KO) and TgHuIL - 15 to support functional NK cell eng raftment and survival Source: Company data on file

15 Phase 1 clinical manufacturing process established and executed from MCB across multiple independent batches MCB Thaw iPSC Expansion Bioreactor Differentiation Cryopreserved Intermediate Post - Thaw Maturation Final Fresh Product Consistent final product flow cytometry profiles across 5 clinical - scale batches Source: Company data on file Clinical Scale Run CHGA+ INS+NKX6.1+ Ki67+

Successful CNTY-813 engraftment in rat livers via portal vein injection

Vehicle Control	CNTY-813 – H&E	CNTY-813 – IF


HA
BD
PV


BD
HA
BD
HA
CNTY-813


DAPI
Chromogranin A
Insulin
BD
HA
BD
CNTY-813

CNTY-813 aggregates are identified in the liver at 1-month post-transplant

Islets stain positive for chromogranin A and Insulin

PV= Portal Venule; HA= Hepatic Artery; BD= Bile Duct; CV= Central Vein
Source: Company data on file

CENTURY THERAPEUTICS 16

Clinical-scale islets restored durable normoglycemia after 96-hours in cold storage



A. Blood Glucose Over Time (Median ± SEM)
Normoglycemic Control
Hyperglycemic Control
96-Hr. Cold Storage
Blood Glucose (mg/dL)
0
100
200
300
400
500
600
0
20
40
60
80
Days Post Transplant



B. IPGTT (Median ± SEM)
Month 1 Post Transplant
Blood Glucose (mg/dL)
0
100
200
300
400
500
600
0
30
60
90
120
Time (min)

Clinical-scale product with 96-hour cold storage stability

Islets manufactured at clinical scale retained full functionality after 96-hours in cold storage solution

Rapid restoration of glycemic control

Transplanted mice normalized blood glucose within 30 days post-transplant and maintain stable normoglycemia through 3 months of follow-up

Glucose tolerance equivalent to healthy controls

IPGTT glucose clearance in treated mice was indistinguishable from normoglycemic controls by 1-month post-transplant

IPGTT= Intraperitoneal Glucose Tolerance Test
Source: Company data on file

CENTURY THERAPEUTICS

17

CNTY-813 demonstrated reproducible differentiation, durable glucose control, and immune-evasive function in preclinical models

Differentiation platform

- Reproducible, bioreactor-enabled differentiation from GMP MCB
- Phase 1 clinical manufacturing process established
- CNTY-813 specs:
  - >95% islet endocrine
  - >50% beta cell identity

Functional islets

- GSIS potency similar to primary islets
- Rapid and durable glucose control observed in diabetic mice
- Maintained graft identity with a favorable safety profile

ALLO-EVASION™ 5.0

- Engineered to reduce T-cell, NK-cell, and humoral immune recognition
- Protection from NK and humoral clearance demonstrated
- Preserved graft function under alloimmune pressure in vivo

These data support the development of CNTY-813 as a potentially broadly accessible, off-the-shelf cell therapy for Type 1 Diabetes

CENTURY THERAPEUTICS 18

19 Acknowledgements Mike Brehm & Lab – UMASS Chan School of Medicine and Diabetes Center of Excellence 19 Entire Century Team